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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549




                                   FORM 8-K

                                CURRENT REPORT




                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




    Date of Report (Date of earliest event reported):  September 26, 1994



                     AMERICAN GENERAL FINANCE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)



            Indiana                1-6155                35-0416090
         (State or Other      (Commission File         (IRS Employer
         Jurisdiction of          Number)              Identification
         Incorporation)                                   Number)


            601 N.W. Second Street, Evansville, IN        47708
           (Address of Principal Executive Offices)     (Zip Code)




     Registrant's telephone number, including area code:   (812) 424-8031



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Item 5.     Other Events.

      On September 26, 1994, a duly authorized Committee (the "Terms and Pricing Committee") of the Board of Directors of American General Finance Corporation (the "Company") authorized the issuance in an underwritten public offering of $150,000,000 aggregate principal amount of the Company's 7% Senior Notes due October 1, 1997 (the "Notes") under the Company's previously filed Registration Statement on Form S-3 (Registration No. 33-57910) (the "Registration Statement") and the related Prospectus dated March 1, 1993 and Prospectus Supplement dated September 26, 1994.


Item 7.     Financial   Statements,  Pro   Forma  Financial   Information  and
            Exhibits.

      (c) Exhibits. The following Exhibits are filed as part of this Report and as Exhibits to the Registration Statement:


      Exhibit
      Number                              Description

      4(a) Resolutions of the Terms and Pricing Committee adopted on September 26, 1994 establishing the terms of the Notes, certified by an Assistant Secretary of the Company.

      4(b)              Form of 7% Senior Note due October 1, 1997.

      5 Opinion of Baker & Daniels, special counsel for the Company, as to the legality of the Notes.
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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN GENERAL FINANCE CORPORATION



Dated: September 28, 1994              By: /S/ LEONARD J. WINIGER
                                           Leonard J. Winiger
                                           Assistant Controller and
                                           Assistant Secretary
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                                 EXHIBIT INDEX



            Exhibit
            Number                     Description

            4(a) Resolutions of the Terms and Pricing Committee adopted on September 26, 1994 establishing the terms of the Notes, certified by an Assistant Secretary of the Company.

            4(b)        Form of 7% Senior Note due October 1, 1997.

            5 Opinion of Baker & Daniels, special counsel for the Company, as to the legality of the Notes.
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